(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
February 28, 2002


Senior High
Income
Portfolio, Inc.


www.mlim.ml.com


Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER


Investment Approach
Senior High Income Portfolio, Inc. consists of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed-income bonds.


Market Review
Following a promising start in the first quarter of 2001, the much-hoped-for high-yield rally faded. The second and third quarters posted negative returns before returning to the black in the fourth quarter. High-yield market issuance is presently being supported more by institutional collateralized debt obligation (CDO) demand than by retail mutual funds. We expect this situation to persist in the short and medium term.

A noteworthy development in both the leveraged loan and high-yield markets is a sharp improvement in terms of new transactions. For example, we are seeing lower allowed leverage ratios with an attendant improvement in interest coverage ratios. With bank loans, investors are enjoying the benefits of more credible collateral packages and more formalized seniority positions. This tightening of credit terms is in reaction to the high default rates the market is experiencing, as reflected by the Moody's Investors Service bond default rate, which broke through 10% in August and hit an astounding 12.8% in December. More recently, the default rate has been slowing, and we believe that it is very close to the peak. Another reason to believe we are near the peak is that the default rate is an extremely lagging indicator, basically reflecting the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August 1998. We have gauged that it takes about 3.5 years for a bond issue to default. This again would suggest that we are near the top in default rates as the 1998 vintage works its way through the financial markets. This view is further supported by Moody's Investors Service forecast that the default rate should be 6.8% by December 2002.


Portfolio Performance
For the 12 months ended February 28, 2002, Senior High Income Portfolio, Inc. had a total return of -8.03%, based on a change in per share net asset value from $6.63 to $5.40, and assuming reinvestment of $0.711 per share income dividends. For the same period, the Portfolio's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index, had a return of +0.37%. For the year ended February 28, 2002, the net annualized yield of the Portfolio's Common Stock was 13.17%. The most important factor contributing to the Portfolio's underperformance was its exposure to the telecommunications sector. We experienced pervasive weakness in telecommunications companies, both wired and wireless. The industry was characterized by extremely optimistic and aggressive growth strategies, conceived in the late 1990s, which required extensive capital expenditure programs. These were disproportionately debt-funded, including leveraged bank loans, high-yield bonds and extensive vendor financing. This was especially true for the wired sector, which has greater physical and capital demands. The telecommunications sector is characterized by a severe overcapacity situation exacerbated by technical advances, which improved efficiency of existing capacity. Accordingly, we believe this situation will take considerable time to correct itself and that the wired telecommunications sector in particular will continue to weigh upon the market. During the year, we aggressively pared down the Portfolio's exposure to telecommunications from 6.7% to 1.2%, as a percent of net assets in the wired group, and from 9.8% to 3.8% in the wireless area.



Senior High Income Portfolio, Inc., February 28, 2002


Investment Activity
Our investment strategy in 2001 aimed at positioning the Portfolio toward bonds in an attempt to recapture net asset value and maintain the Portfolio's yield. Defending the yield became the principal focus following the rapid succession of Federal interest rate cuts, which ensued after the September 11, 2001 terrorist attacks and pushed the three-month LIBOR rate under 2%. The vast majority of our loans price off the three-month LIBOR. While our efforts at reestablishing the net asset value were hampered by the large amounts of defaults occurring in the high-yield market, our attempt to maintain the yield was relatively successful.


In Conclusion
For the year ended February 28, 2002, the Portfolio's activities focused on exiting telecommunications, leaning toward bonds and dealing with an extraordinarily high default rate. Looking ahead, we anticipate the following: resumed economic growth in the second half of 2002; a rapidly declining default rate; and conservatively underwritten transactions. Consequently, we are optimistic regarding the investment environment and the relative opportunities that this Portfolio, as a hybrid, can enjoy going forward.

We thank you for your investment in Senior High Income Portfolio, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager



April 4, 2002



Senior High Income Portfolio, Inc., February 28, 2002


THE BENEFITS AND RISKS OF LEVERAGING


Senior High Income Portfolio, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Senior High Income Portfolio, Inc., February 28, 2002


PORTFOLIO PROFILE (unaudited)


As Of February 28, 2002


                                           Percent of
Ten Largest Debt Holdings                 Total Assets

Mission Energy Holdings, 13.50% due
7/15/2008                                      2.9%
Wyndham International Inc., Term,
due 6/30/2006                                  2.1
Muzak Audio, Term B, due 12/31/2006            1.9
Nextel Communications, Inc., 9.50%
due 2/01/2011                                  1.7
Albecca Inc., 10.75% due 8/15/2008             1.6
Ainsworth Lumber Company, 12.50%
due 7/15/2007                                  1.5
Tembec Finance Corporation, 9.875%
due 9/30/2005                                  1.5
Extended Stay America, 9.15%
due 3/15/2008                                  1.4
US Industries Inc., 7.125% due
10/15/2003                                     1.4
Lin Holdings Corporation, 0/10%
due 3/01/2008                                  1.3



                                           Percent of
Five Largest Industries                   Total Assets

Cable Television Services                     12.8%
Gaming                                         9.4
Utilities                                      5.8
Hotels & Motels                                5.7
Energy                                         4.9



                                           Percent of
Quality Ratings                            Long-Term
S&P/Moody's                               Investments

BBB/Baa                                        1.7%
BB/Ba                                         32.0
B/B                                           45.2
CCC/Caa                                        4.7
CC/Ca                                          0.8
C/C                                            0.8
D/D                                            0.7
NR (Not Rated)                                14.1



                                           Percent of
Breakdown of Investments                   Long-Term
by Country                                Investments

United States                                 89.4%
Canada                                         7.2
United Kingdom                                 1.1
Kyrguzstan                                     0.7
Mexico                                         0.5
Poland                                         0.4
Netherlands                                    0.3
Bahamas                                        0.2
Cayman Islands                                 0.2
Argentina                                      0.2



Senior High Income Portfolio, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                              Value
Advertising--                                    Petry Media Corporation:+++++
0.7%                NR*     NR*    $ 2,273,041      Term A, due 8/09/2004                                    $    1,829,798
                    NR*     NR*      1,706,492      Term B, due 8/09/2004                                           170,649
                                                                                                             --------------
                                                                                                                  2,000,447

Aircraft &          BB      B2       1,975,400   Airplanes Pass Through Trust, 10.875% due 3/15/2012 (d)            345,695
Parts--0.1%

Amusement &         B+      B1       4,000,000   Intrawest Corporation, 10.50% due 2/01/2010                      4,140,000
Recreational        NR*     NR*      3,700,000   Metro-Goldwyn-Mayer Co. (MGM), Term A, due 3/31/2005+++++        3,679,957
Services--3.5%      B-      B2       2,500,000   Riddell Sports, Inc., 10.50% due 7/15/2007                       2,018,750
                    B       B2         550,000   Vail Resorts Inc., 8.75% due 5/15/2009 (b)                         558,250
                                                                                                             --------------
                                                                                                                 10,396,957

Apparel--1.2%                                    Arena Brands, Inc.:+++++
                    NR*     NR*      1,439,513      Revolving Credit, due 6/01/2002                               1,331,550
                    NR*     NR*        434,665      Term A, due 6/01/2002                                           402,065
                    NR*     NR*      1,891,016      Term B, due 6/01/2002                                         1,749,190
                                                                                                             --------------
                                                                                                                  3,482,805

Automotive          B+      B1       1,432,845   Citation Corporation, Term B, due 12/01/2007+++++                1,210,754
Equipment--3.4%     B       B3       5,000,000   Delco Remy International Inc., 10.625% due 8/01/2006             4,575,000
                    NR*     NR*      3,635,000   Key Plastics, Inc., 10.25% due 3/15/2007 (e)                           364
                    B-      Caa1     1,875,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                  1,087,500
                                                 Venture Holdings Trust:
                    B       B2       3,325,000      9.50% due 7/01/2005                                           2,801,313
                    B-      B3         700,000      12% due 6/01/2009                                               413,000
                                                                                                             --------------
                                                                                                                 10,087,931

Broadcast /         NR*     NR*      3,168,000   Gocom Communications, Term B, due 12/31/2007+++++                3,041,280
Radio &             B-      Caa1     6,500,000   ++Lin Holdings Corporation, 0/10% due 3/01/2008                  5,525,000
TV--6.2%            B-      B3       1,000,000   Nexstar Finance Inc. LLC, 12% due 4/01/2008                      1,035,000
                    NR*     Caa3     5,000,000   ++Radio Unica Corp., 0/11.75% due 8/01/2006                      2,050,000
                    B-      B3       3,375,000   Spanish Broadcasting System, 9.625% due 11/01/2009               3,467,813
                                                 Young Broadcasting Inc.:
                    B-      B3       2,000,000      9% due 1/15/2006                                              2,005,000
                    B-      B3       1,000,000      8.75% due 6/15/2007                                             975,000
                                                                                                             --------------
                                                                                                                 18,099,093

Building            CC      C        3,150,000   Formica Corporation, 10.875% due 3/01/2009                         567,000
Materials--0.8%                                  Paint Sundry:+++++
                    NR*     NR*        886,076      Term, due 8/11/2008                                             731,013
                    NR*     NR*        523,975      Term B, due 8/11/2005                                           503,016
                    NR*     NR*        436,198      Term C, due 8/11/2006                                           418,750
                                                                                                             --------------
                                                                                                                  2,219,779

Business            BB      Ba1      4,000,000   Xerox Corporation, 5.50% due 11/15/2003                          3,560,000
Services--1.2%



Senior High Income Portfolio, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                              Value
Cable Television                                 CSC Holdings Inc.:
Services--18.4%     BB+     Ba2    $   800,000      7.25% due 7/15/2008                                      $      779,730
                    BB+     Ba2      1,000,000      7.625% due 7/15/2018                                            910,509
                                                 Century Cable LLC, Term:+++++
                    BB      Ba2      5,000,000      due 6/30/2009                                                 4,949,080
                    BB      Ba2      3,000,000      due 12/31/2009                                                2,970,000
                                                 Charter Communications Holdings:
                    BBB-    Ba3      4,500,000      due 9/18/2008+++++                                            4,367,813
                    B+      B2       5,000,000      10% due 4/01/2009                                             4,850,000
                    B+      B2       2,000,000      11.125% due 1/15/2011                                         2,015,000
                    B+      B2       2,500,000      ++0/9.92% due 4/01/2011                                       1,750,000
                    B+      B2       1,000,000      10% due 5/15/2011 (b)                                           957,500
                                                 Classic Cable Inc.:+++++
                    NR*     NR*         66,667      Revolving Credit, due 11/19/2002                                 66,667
                    NR*     NR*      2,596,849      Term C, due 1/31/2008                                         2,239,782
                    B       B3       3,000,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                3,000,000
                    CCC+    Caa1     1,672,000   ++Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2008           1,262,360
                                                 Echostar DBS Corporation:
                    B+      B1         700,000      9.25% due 2/01/2006                                             714,000
                    B+      B1       3,275,000      9.375% due 2/01/2009                                          3,365,062
                    BB+     Ba3      4,000,000   Insight Midwest, Term B, due 12/31/2009+++++                     4,016,072
                    NR*     NR*      3,750,000   Mallard Cablevision LLC, Term B, due 9/30/2008+++++              2,062,500
                    B+      B2       2,000,000   Mediacom LLC, 9.50% due 1/15/2013                                2,090,000
                    CC      Ca         750,000   Multicanal SA, 10.50% due 4/15/2018                                157,500
                    BB      Ba2      4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010+++++           3,976,876
                                                 Pegasus Communications:
                    CCC+    B3         350,000      9.75% due 12/01/2006                                            255,500
                    B+      B1       1,980,000      Term, due 4/30/2005+++++                                      1,917,713
                    NR*     NR*      1,575,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (b)(e)                 31,500
                                                 Telewest Communications PLC (e):
                    B       B2       5,000,000      9.625% due 10/01/2006                                         2,700,000
                    B       B2       2,900,000      9.875% due 2/01/2010                                          1,566,000
                                                 United Pan-Europe Communications NV (e):
                    D       Ca       3,000,000      ++10.875% due 8/01/2009                                         390,000
                    D       Ca       5,000,000      11.25% due 2/01/2010                                            650,000
                                                                                                             --------------
                                                                                                                 54,011,164

Chemicals--5.1%     BB+     B1       2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                       1,828,840
                                                 Huntsman Corporation: (b)(e)
                    D       Ca       6,000,000      7.08% due 7/01/2007 (f)                                       1,440,000
                    D       Ca       2,000,000      9.50% due 7/01/2007                                             540,000
                    B+      B2       1,350,000   ISP Holdings Inc., 10.625% due 12/15/2009 (b)                    1,380,375
                                                 Lyondell Chemical Company:
                    BB      Ba3      2,500,000      9.50% due 12/15/2008 (b)                                      2,512,500
                    B+      B2       2,000,000      10.875% due 5/01/2009                                         1,900,000
                    B       B3       2,750,000   Noveon Inc., 11% due 2/28/2011                                   2,904,688
                    NR*     NR*      2,435,053   Pinnacle Polymers, Term B, due 12/31/2005+++++                   2,461,352
                                                                                                             --------------
                                                                                                                 14,967,755



Senior High Income Portfolio, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                              Value
Computer-Related    NR*     NR*    $ 2,335,377   Bridge Information, Term B, due 5/29/2005+++++ (e)          $      951,666
Products--0.3%

Consumer            B-      B3       5,958,000   Albecca Inc., 10.75% due 8/15/2008                               6,643,170
Products--5.6%      BB+     Ba3      1,500,000   American Greetings, 11.75% due 7/15/2008                         1,455,000
                    NR*     Caa2     1,000,000   Evenflo Company Inc., 11.75% due 8/15/2006 (e)                     155,000
                    B-      Caa2     1,050,000   Home Products International Inc., 9.625% due 5/15/2008             892,500
                    BB-     Ba3        575,000   Pennzoil-Quaker State, 10% due 11/01/2008 (b)                      612,375
                    B       B2         800,000   Playtex Products Inc., 9.375% due 6/01/2011                        848,000
                    CCC+    B3       7,000,000   US Industries Inc., 7.125% due 10/15/2003 (e)                    5,740,000
                                                                                                             --------------
                                                                                                                 16,346,045

Educational         CCC-    Caa3     1,050,000   La Petite Academy/LPA Holdings, 10% due 5/15/2008                  756,000
Services--0.3%

Electronics/        CCC+    Caa3     3,232,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009 (e)               1,131,200
Electrical                                       Amkor Technology Inc.:
Components--        B+      B1       3,000,000      9.25% due 5/01/2006                                           2,827,500
2.5%                B+      B1       3,300,000      9.25% due 2/15/2008                                           3,085,500
                    B       Caa2     1,000,000   High Voltage Engineering, 10.75% due 8/15/2004 (e)                 350,000
                                                                                                             --------------
                                                                                                                  7,394,200

Energy--7.0%        BB-     Ba3      2,000,000   BRL Universal Equipment, 8.875% due 2/15/2008 (b)                2,040,000
                    BB-     Ba3      2,000,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                      2,047,500
                    CCC+    Caa1     1,000,000   Continental Resources, 10.25% due 8/01/2008                        870,000
                    BB-     B3       1,492,500   Dresser Inc., Term B, due 4/10/2009+++++                         1,504,004
                    BB-     B1         400,000   El Paso Energy Partners, 8.50% due 6/01/2011                       408,000
                    CCC+    Caa1     1,500,000   Energy Corp. of America, 9.50% due 5/15/2007                     1,021,875
                    CC      Ca       2,000,000   Kelly Oil & Gas Corp., 10.375% due 10/15/2006                    1,470,000
                    B       B2       3,675,000   Lone Star Technologies, 9% due 6/01/2011                         3,234,000
                    B-      B3       2,500,000   Mission Resources Corporation, 10.875% due 4/01/2007             2,206,250
                    B+      B2       3,000,000   Nuevo Energy Company, 9.50% due 6/01/2008                        2,850,000
                                                 WH Energy, Term B:+++++
                    NR*     NR*        496,250      due 4/16/2007                                                   495,009
                    NR*     NR*      2,370,000      due 4/16/2007                                                 2,364,075
                                                                                                             --------------
                                                                                                                 20,510,713

Environmental--     D       NR*      3,200,000   IT Group Inc., 11.25% due 4/01/2009 (e)                             32,000
0.0%

Financial           NR*     Ba3      4,000,000   Highland Legacy Limited Co., 8.11% due 6/01/2011 (b)(f)          3,940,000
Services--2.6%      NR*     NR*        500,000   Investcorp SA, Term, due 10/21/2008+++++                           503,200
                    NR*     Ba3      1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                      985,000
                                                 SKM-Libertyview CBO Limited: (b)
                    NR*     Baa2     1,500,000      8.71% due 4/10/2011                                           1,442,685
                    NR*     Ba3      1,000,000      11.91% due 4/10/2011                                            860,313
                                                                                                             --------------
                                                                                                                  7,731,198



Senior High Income Portfolio, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                              Value
Food & Kindred      BB      Ba3    $   500,000   Dimon Incorporated, 9.625% due 10/15/2011                    $     525,000
Products--2.0%      BB+     Ba2      2,000,000   International Multi-Foods, Term B, due 2/28/2008+++++            2,008,750
                    NR*     Ba2      3,375,000   Dean Foods Company, Term B, due 7/15/2008+++++                   3,403,927
                                                                                                             --------------
                                                                                                                  5,937,677

Forest                                           Ainsworth Lumber Company:
Products--5.2%      B-      B3       6,180,000      12.50% due 7/15/2007 (c)                                      6,303,600
                    B-      B3       2,000,000      13.875% due 7/15/2007 (b)                                     2,120,000
                    B+      B2         550,000   Millar Western Forest, 9.875% due 5/15/2008                        532,125
                    BB+     Ba1      6,000,000   Tembec Finance Corporation, 9.875% due 9/30/2005                 6,240,000
                                                                                                             --------------
                                                                                                                 15,195,725

Gaming--13.5%                                    Ameristar Casinos Inc.:+++++
                    B+      Ba3        660,928      Term B, due 12/20/2006                                          666,918
                    B+      Ba3        566,510      Term C, due 12/20/2007                                          571,644
                    BB-     Ba3      5,000,000   Boyd Gaming Corporation, 9.25% due 8/01/2009                     5,250,000
                                                 Hollywood Park Inc. (e):
                    CCC+    Caa1     5,275,000      9.25% due 2/15/2007                                           4,694,750
                    CCC+    Caa1     2,000,000      9.50% due 8/01/2007                                           1,795,000
                                                 Isle of Capri Casinos, Inc.:+++++
                    BB-     Ba2      3,144,000      Term B, due 3/02/2006                                         3,167,580
                    BB-     Ba2      2,751,000      Term C, due 3/02/2007                                         2,770,158
                    B       B2       2,000,000   Jacobs Entertainment, 11.875% due 2/01/2009 (b)                  1,942,500
                    B       B2       5,000,000   Majestic Star LLC, 10.875% due 7/01/2006                         5,050,000
                    BB+     Ba2      4,000,000   Park Place Entertainment, 8.125% due 5/15/2011                   4,065,000
                    B       B2       3,850,000   Peninsula Gaming LLC, 12.25% due 7/01/2006 (h)                   3,859,625
                    B-      B3       3,000,000   Penn National Gaming Inc., 11.125% due 3/01/2008                 3,240,000
                    B+      B1         494,987   Scientific Games, Term B, due 9/30/2007+++++                       496,844
                    B+      B2       1,000,000   Sun International Hotels, 8.875% due 8/15/2011                     997,500
                    CC      Caa3     1,700,000   Trump Atlantic City Associates/Funding Inc., 11.25% due
                                                 5/01/2006                                                        1,156,000
                                                                                                             --------------
                                                                                                                 39,723,519

Health Care         B+      Ba2      2,500,000   Fresenius Medical Capital Trust IV, 7.875% due 6/15/2011         2,487,500
Providers--0.9%

Health              BB-     Ba2        690,000   Davita Inc., Term B, due 3/31/2006+++++                            695,229
Services--4.9%      B+      B1       4,716,438   Iasis Health, Term B, due 9/30/2006+++++                         4,642,743
                    NR*     NR*      4,088,492   Mediq Inc., Term, due 6/13/2006+++++                             3,495,661
                    B+      B1       1,995,000   MedPointe Inc., Term B, due 9/30/2008+++++                       1,988,143
                    B-      B3       3,350,000   Vanguard Health Systems, 9.75% due 8/01/2011                     3,500,750
                                                                                                             --------------
                                                                                                                 14,322,526



Senior High Income Portfolio, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                              Value
Hotels &            B       B2     $ 6,000,000   Extended Stay America, 9.15% due 3/15/2008                  $    6,030,000
Motels--8.2%                                     HMH Properties, Inc.:
                    BB-     Ba3      1,075,000      7.875% due 8/01/2008                                          1,042,750
                    BB-     Ba3      1,600,000      8.45% due 12/01/2008                                          1,604,000
                    D       NR*      4,520,000   Lodgian Financing Corp., 12.25% due 7/15/2009 (e)                2,130,050
                    BB      Ba2      3,000,000   Prime Hospitality Corporation, 9.25% due 1/15/2006               3,090,000
                                                 Wyndham International, Inc. Term:+++++
                    NR*     NR*      1,483,505      due 6/30/2004                                                 1,341,336
                    NR*     NR*      9,878,072      due 6/30/2006                                                 8,916,636
                                                                                                             --------------
                                                                                                                 24,154,772

Industrial--        B-      B2       1,000,000   Building One Services, 10.50% due 5/01/2009 (b)                    450,000
Consumer            B       B3       2,000,000   Key3Media Group Inc., 11.25% due 6/15/2011                       1,790,000
Services--4.3%                                   Muzak Audio, Term B:+++++
                    B+      B1       2,407,861      due 12/31/2006                                                2,332,615
                    NR*     NR*      8,372,727      due 12/31/2006                                                8,111,080
                                                                                                             --------------
                                                                                                                 12,683,695

Insurance--0.9%     B+      Ba3      2,475,000   Willis Corroon Corporation, 9% due 2/01/2009                     2,592,563

Leasing & Rental                                 National Equipment Services:
Services--1.1%      B       Caa1     1,000,000      10% due 11/30/2004                                              880,000
                    B       Caa1       500,000      10% due 11/30/2004                                              440,000
                    CCC     Ca         500,000   Neff Corp., 10.25% due 6/01/2008 (e)                               300,000
                    B-      B3       1,675,000   Williams Scotsman Inc., 9.875% due 6/01/2007 (b)                 1,658,250
                                                                                                             --------------
                                                                                                                  3,278,250

Manufacturing--     B       B3       1,021,449   Blount Inc., Term B, due 6/30/2006+++++                          1,009,957
1.9%                CCC+    Caa2     1,932,000   Fairfield Manufacturing Company Inc., 9.625% due
                                                 10/15/2008 (e)                                                     927,360
                    NR*     NR*        171,008   Russell-Stanley Holdings, Inc., 4.50% due 11/30/2008 (b)            85,504
                                                 Terex Corp.:
                    B       B2       1,900,000      9.25% due 7/15/2011                                           1,957,000
                    BB-     Ba3      1,549,146      Term B, due 3/06/2005+++++                                    1,553,180
                                                                                                             --------------
                                                                                                                  5,533,001

Metals &            B-      B3         850,000   Bayou Steel Corp., 9.50% due 5/15/2008 (e)                         425,000
Mining--2.0%                                     Ispat International N.V.:+++++ (e)
                    CCC+    Caa2     1,785,250      Term B, due 7/15/2005                                         1,056,274
                    CCC+    Caa2     1,785,250      Term C, due 7/15/2006                                         1,056,274
                    NR*     B1         850,000   Oregon Steel Mills, 11% due 6/15/2003                              850,000
                    D       Ca         875,000   Pen Holdings Inc., 9.875% due 6/15/2008 (e)                        393,750
                    B+      B1       2,000,000   Russel Metals Inc., 10% due 6/01/2009                            2,062,500
                    NR*     NR*      6,000,000   Wheeling-Pittsburg Steel Corp., Term, due
                                                 11/15/2006+++++ (e)                                                180,000
                                                                                                             --------------
                                                                                                                  6,023,798

Packaging--0.0%     NR*     Ca       4,000,000   Spinnaker Industries Inc., 10.75% due 10/15/2006 (b)(e)                400



Senior High Income Portfolio, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                              Value
Paper--3.9%         B+      B2     $   250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012 (b)     $      258,750
                                                 Stone Container Corp.:+++++
                    B+      Ba3      4,499,963      Term F, due 12/31/2005                                        4,505,587
                    B+      Ba3      3,574,571      Term G, due 12/31/2006                                        3,574,199
                    B+      Ba3      3,055,259      Term H, due 12/31/2006                                        3,054,941
                                                                                                             --------------
                                                                                                                 11,393,477

Petroleum           B+      B2       5,000,000   Giant Industries, Inc., 9% due 9/01/2007 (b)                     4,800,000
Refineries--3.6%    BB      Ba3      3,444,790   Premcor Inc., Term, due 11/15/2004+++++                          2,824,728
                                                 Tesoro Petroleum Corp.:
                    BB-     B1       2,000,000      9% due 7/01/2008                                              1,920,000
                    BBB-    Ba2      1,000,000      Term B, due 9/30/2009+++++                                    1,003,021
                                                                                                             --------------
                                                                                                                 10,547,749

Printing &                                       Can West Media Inc.:
Publishing--1.7%    B       B2         400,000      10.625% due 5/15/2011                                           438,000
                    BB-     Ba3      1,827,970      Term B, due 5/15/2008+++++                                    1,845,923
                    BB-     Ba3      1,142,030      Term C, due 5/15/2009+++++                                    1,153,245
                    B-      B3       1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007                1,425,000
                                                                                                             --------------
                                                                                                                  4,862,168

Property            CCC+    B3         600,000   Corrections Corporation of America, 12% due 6/01/2006              612,000
Management--        NR*     Ba3      2,955,000   NRT Incorporated, Term, due 7/31/2004+++++                       2,915,601
1.2%                                                                                                         --------------
                                                                                                                  3,527,601

Restaurants--       B+      B2       2,000,000   AFC Enterprises, 10.25% due 5/15/2007                            2,105,000
1.3%                                             Domino's Pizza Inc.:+++++
                    B+      B1         836,509      Term B, due 12/21/2006                                          847,619
                    B+      B1         839,152      Term C, due 12/21/2007                                          850,296
                                                                                                             --------------
                                                                                                                  3,802,915

Retail              B+      Ba3      1,000,000   Advanced Stores, Term B, due 11/30/2007+++++                     1,003,750
Specialty--1.3%                                  Shoppers DrugMart:+++++
                    BB      Ba3      1,454,934      Term C, due 2/04/2008                                         1,463,725
                    BB      Ba3      1,454,934      Term E, due 2/04/2009                                         1,463,725
                                                                                                             --------------
                                                                                                                  3,931,200

Satellite           NR*     B1       2,425,000   Satelites Mexicanos SA, 6.35% due 6/30/2004 (b)(f)               2,176,438
Telecommunications
Distribution
Systems--0.7%

Textile Mill        D       Ca       3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008                           375,000
Products--0.1%      NR*     NR*        900,000   Globe Manufacturing Corp., 10% due 8/01/2008 (e)                        90
                                                                                                             --------------
                                                                                                                    375,090



Senior High Income Portfolio, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)


                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                              Value
Tower                                            American Tower:
Construction &      B-      Caa1   $ 4,000,000      9.375% due 2/01/2009                                     $    2,640,000
Leasing--2.8%       BB-     B1       2,000,000      Term B, due 12/30/2007+++++                                   1,762,812
                                                 Crown Castle International Corporation:
                    B       B3         500,000      9% due 5/15/2011                                                350,000
                    B       B3       1,875,000      9.375% due 8/01/2011                                          1,378,125
                    B       B3       3,000,000      9.50% due 8/01/2011                                           2,190,000
                                                                                                             --------------
                                                                                                                  8,320,937

Transportation      D       NR*      2,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)(e)                 440,000
Services--0.8%      B-      B3       2,000,000   North American Van Lines, 13.375% due 12/01/2009                 2,040,000
                                                                                                             --------------
                                                                                                                  2,480,000

Utilities--8.4%     B+      Ba2      4,500,000   AES Corporation, 8.50% due 11/01/2007                            1,890,000
                    NR*     NR*      3,750,000   AES EDC Funding, Term, due 10/06/2003+++++                       2,915,625
                    NR*     Ba3      1,500,000   AES New York Funding, Term, due 2/28/2005+++++                   1,323,750
                    BB+     Ba1        500,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                 360,008
                    BB+     Ba1      1,300,000   Calpine Corporation, 8.50% due 2/15/2011                           936,200
                    BB-     Ba2     12,000,000   Mission Energy Holdings, 13.50% due 7/15/2008                   12,120,000
                                                 Mission Energy Holding Co.:+++++
                    NR*     NR*      1,298,701      Term A, due 7/02/2006                                         1,318,182
                    NR*     NR*      3,701,299      Term B, due 7/02/2006                                         3,766,071
                                                                                                             --------------
                                                                                                                 24,629,836

Waste                                            Allied Waste:+++++
Management--        BB      Ba3      1,519,581      Term B, due 6/30/2006                                         1,510,844
2.2%                BB      Ba3      1,823,498      Term C, due 6/30/2007                                         1,813,013
                    B+      B2       3,000,000   Allied Waste North America, 10% due 8/01/2009                    3,052,500
                    NR*     NR*      1,350,000   Safety-Kleen Corporation, 9.25% due 5/15/2009 (e)                      135
                    B       B3          97,000   Stericycle Inc., 12.375% due 11/15/2009                            114,460
                                                                                                             --------------
                                                                                                                  6,490,952

Wired               NR*     NR*      2,310,944   Pacific Crossing, Term B, due 7/28/2006+++++                       733,725
Telecommuni-        NR*     NR*      3,166,667   Teligent Inc., Term, due 7/01/2002+++++ (e)                         98,958
cations--1.2%       B-      B3       2,500,000   Time Warner Telecom Inc., 10.125% due 2/01/2011 (e)              1,575,000
                    NR*     NR*      3,500,000   WCI Capital, Term, due 12/31/2002+++++                             875,000
                                                 Williams Communications Group, Inc. (e):
                    CC      Ca       2,250,000      10.70% due 10/01/2007                                           292,500
                    CC      Ca         500,000      10.875% due 10/01/2009                                           65,000
                                                                                                             --------------
                                                                                                                  3,640,183

Wireless            B-      Caa1     4,900,000   ++Microcell Telecommunications, 0/12% due 6/01/2009 (e)          1,543,500
Telecommuni-        B       B1      12,000,000   Nextel Communications, Inc., 9.50% due 2/01/2011 (e)             7,380,000
cations--3.8%       B+      B2       1,000,000   ++PTC International Finance BV, 0/10.75% due 7/01/2007             975,000
                    B+      B2         750,000   PTC International Finance II SA, 11.25% due 12/01/2009             802,500
                    CCC+    Ca         740,000   TeleSystem International Wireless, 10.92% due
                                                 12/30/2003 (e)                                                     586,450
                                                                                                             --------------
                                                                                                                 11,287,450

                                                 Total Investments in Corporate Debt Obligations
                                                 (Cost--$488,311,209)--136.8%                                   402,292,870



Senior High Income Portfolio, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (concluded)

                                       Shares
Industries+++                           Held                      Equity Investments                                  Value
Advertising--0.0%                       13,020   Petry Media Corporation (Warrants)(a)                        $           0

Cable Television                         2,500   Adelphia Communications (Preferred)                                265,000
Services--0.1%                         615,733   Supercanal Holdings SA (Warrants)(a)                                     6
                                                                                                             --------------
                                                                                                                    265,006

Energy--0.0%                             2,432   Forest Oil Corporation (e)                                          62,478

Financial Services--0.0%                 1,500   Olympic Financial Limited (Warrants)(a)                                 15

Gaming--0.0%                            27,112   Peninsula Gaming LLC (Warrants)(a)                                 162,670

Manufacturing--0.1%                  4,130,972   Cambridge Liquidating Trust (e)                                    247,858
                                        25,000   Russell-Stanley Holdings, Inc. (e)                                       0
                                                                                                             --------------
                                                                                                                    247,858

Medical Equipment--0.0%                 10,284   Mediq Inc. (Preferred)                                                   0

Metals & Mining--0.0%                   18,279   Geneva Steel Holdings Corp. (e)                                      1,462
                                         5,732   Geneva Steel Holdings Corp. (Rights)(g)                                  0
                                                                                                             --------------
                                                                                                                      1,462

Printing & Publishing--1.0%            150,000   NewsCorp Overseas Ltd. (Preferred)                               2,872,500

Transportation Services--0.0%           35,255   Trism, Inc. (e)                                                        740

Wired                                    6,858   AT&T Canada Inc. (e)                                               168,295
Telecommunications--0.1%

Wireless                                 3,000   McCaw International Ltd. (Warrants)(a)(b)                           54,000
Telecommunications--0.0%

                                                 Total Equity Investments (Cost--$4,509,158)--1.3%                3,835,024




                                        Face
                                       Amount                   Short-Term Investments
Commercial Paper**--2.5%           $ 7,226,000   General Motors Acceptance Corp.,  1.98% due 3/01/2002            7,226,000

                                                 Total Short-Term Investments (Cost--$7,226,000)--2.5%            7,226,000

Total Investments (Cost--$500,046,367)--140.6%                                                                  413,353,894
Liabilities in Excess of Other Assets--(40.6%)                                                                (119,366,301)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  293,987,593
                                                                                                             ==============


*Not Rated.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
++Represents a zero coupon or step bond; a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
+++Breakdown is as a percent of net assets.
+++++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 48.3% of the Portfolio's net assets.
(a)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Pass-through security is subject to principal paydowns.
(e)Non-income producing security.
(f)Floating rate note.
(g)Each Equity Right entitles the Portfolio to purchase one share of New Preferred Stock at a price of $10.80 per Equity Right.
(h)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2002


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of February 28, 2002
Assets:         Investments, at value (identified cost--$500,046,367)                                       $   413,353,894
                Cash                                                                                                501,967
                Interest receivable                                                                               7,961,658
                Deferred facility fees                                                                                2,621
                Prepaid expenses and other assets                                                                    55,471
                                                                                                            ---------------
                Total assets                                                                                    421,875,611
                                                                                                            ---------------

Liabilities:    Loans                                                                                           127,600,000
                Payables:
                   Investment adviser                                                   $       144,496
                   Interest on loans                                                             29,140
                   Commitment fees                                                               14,355             187,991
                                                                                        ---------------
                Deferred income                                                                                      21,273
                Accrued expenses and other liabilities                                                               78,754
                                                                                                            ---------------
                Total liabilities                                                                               127,888,018
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   293,987,593
                                                                                                            ===============

Capital:        Common Stock, par value $.10 per share; 200,000,000 shares
                authorized (54,396,613 shares issued and outstanding)                                       $     5,439,661
                Paid-in capital in excess of par                                                                504,543,693
                Undistributed investment income--net                                    $     2,807,352
                Accumulated realized capital losses on investments--net                   (132,107,284)
                Unrealized depreciation on investments--net                                (86,695,829)
                                                                                        ---------------
                Total accumulated losses--net                                                                 (215,995,761)
                                                                                                            ---------------
                Total capital--Equivalent to $5.40 net asset value per share of
                Common Stock (market price--$5.89)                                                          $   293,987,593
                                                                                                            ===============

See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                         For the Year Ended
                                                                                                          February 28, 2002
Investment      Interest                                                                                    $    45,367,842
Income:         Dividends                                                                                           244,306
                Facility and other fees                                                                             448,119
                                                                                                            ---------------
                Total income                                                                                     46,060,267
                                                                                                            ---------------

Expenses:       Loan interest expense                                                   $     4,874,929
                Investment advisory fees                                                      2,246,328
                Borrowing costs                                                                 223,150
                Accounting services                                                             122,288
                Professional fees                                                               117,944
                Transfer agent fees                                                             104,139
                Printing and shareholder reports                                                 47,334
                Custodian fees                                                                   47,118
                Listing fees                                                                     43,569
                Directors' fees and expenses                                                     43,493
                Pricing services                                                                 15,551
                Other                                                                            44,732
                                                                                        ---------------
                Total expenses                                                                                    7,930,575
                                                                                                            ---------------
                Investment income--net                                                                           38,129,692
                                                                                                            ---------------

Realized &      Realized loss on investments--net                                                              (62,079,579)
Unrealized      Change in unrealized depreciation on investments--net                                           (3,634,077)
Loss on                                                                                                     ---------------
Investments--   Net Decrease in Net Assets Resulting from Operations                                        $  (27,583,964)
Net:                                                                                                        ===============


See Notes to Financial Statements.


Senior High Income Portfolio, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    February 28,
Increase (Decrease) in Net Assets:                                                            2002                 2001
Operations:     Investment income--net                                                  $    38,129,692     $    44,375,475
                Realized loss on investments--net                                          (62,079,579)        (19,006,056)
                Change in unrealized depreciation on investments--net                       (3,634,077)        (29,213,747)
                                                                                        ---------------     ---------------
                Net decrease in net assets resulting from operations                       (27,583,964)         (3,844,328)
                                                                                        ---------------     ---------------

Dividends to    Dividends to shareholders from investment income--net                      (38,498,128)        (45,300,420)
Shareholders:                                                                           ---------------     ---------------

Capital Share   Value of shares issued to Common Stock shareholders in
Transactions:   reinvestment of dividends                                                     2,724,880             445,039
                                                                                        ---------------     ---------------
                Net increase in net assets resulting from capital share transactions          2,724,880             445,039
                                                                                        ---------------     ---------------

Net Assets:     Total decreasein net assets                                                (63,357,212)        (48,699,709)
                Beginning of year                                                           357,344,805         406,044,514
                                                                                        ---------------     ---------------
                End of year*                                                            $   293,987,593     $   357,344,805
                                                                                        ===============     ===============

                *Undistributed investment income--net                                   $     2,807,352     $     3,009,392
                                                                                        ===============     ===============


See Notes to Financial Statements.


Senior High Income Portfolio, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)


Statement of Cash Flows

                                                                                                         For the Year Ended
                                                                                                          February 28, 2002
Cash Provided   Net decrease in net assets resulting from operations                                        $  (27,583,964)
by Operating    Adjustments to reconcile net decrease in net assets resulting from operations to
Activities:     net cash provided by operating activities:
                   Decrease in receivables                                                                        1,509,273
                   Decrease in other assets                                                                         208,682
                   Decrease in other liabilities                                                                  (976,120)
                   Realized and unrealized loss on investments--net                                              65,713,656
                   Amortization of premium and discount--net                                                    (3,953,907)
                                                                                                            ---------------
                Net cash provided by operating activities                                                        34,917,620
                                                                                                            ---------------

Cash Provided   Proceeds from sales and paydowns of long-term investments                                       235,968,988
by Investing    Purchases of long-term investments                                                            (215,558,517)
Activities:     Purchases of short-term investments--net                                                        (5,452,876)
                                                                                                            ---------------
                Net cash provided by investing activities                                                        14,957,595
                                                                                                            ---------------

Cash Used for   Cash receipts of borrowings                                                                     102,900,000
Financing       Cash payments on borrowings                                                                   (116,500,000)
Activities:     Dividends paid to shareholders                                                                 (35,773,248)
                                                                                                            ---------------
                Net cash used for financing activities                                                         (49,373,248)
                                                                                                            ---------------

Cash:           Net increase in cash                                                                                501,967
                Cash at beginning of year                                                                                --
                                                                                                            ---------------
                Cash at end of year                                                                         $       501,967
                                                                                                            ===============

Cash Flow       Cash paid for interest                                                                      $     5,445,384
Information:                                                                                                ===============

Non-Cash        Capital shares issued on reinvestment of dividends paid to shareholders                     $     2,724,880
Financing                                                                                                   ===============
Activities:


See Notes to Financial Statements.


Senior High Income Portfolio, Inc., February 28, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights

The following per share data and ratios                                                 For the
have been derived from information                                                        Year
provided in the financial statements.                           For the Year Ended       Ended         For the Year Ended
                                                                   February 28,         Feb. 29,          February 28,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999         1998
Per Share       Net asset value, beginning of year            $    6.63    $    7.54    $    8.40    $    9.37    $    9.22
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net++                            .70          .82          .88          .87          .92
                Realized and unrealized gain (loss)
                on investments--net                              (1.22)        (.89)        (.86)        (.95)          .14
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.52)        (.07)          .02        (.08)         1.06
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.71)        (.84)        (.88)        (.89)        (.91)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    5.40    $    6.63    $    7.54    $    8.40    $    9.37
                                                              =========    =========    =========    =========    =========
                Market price per share, end of year           $    5.89    $    6.64    $  6.5625    $   8.125    $  10.125
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (8.03%)         .28%        1.11%       (.87%)       11.95%
Investment                                                    =========    =========    =========    =========    =========
Return:*        Based on market price per share                    .16%       15.39%      (9.02%)     (11.26%)       17.41%
                                                              =========    =========    =========    =========    =========

Ratios to       Expenses, excluding interest expense               .95%         .90%         .98%         .90%         .83%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                          2.46%        3.59%        3.45%        2.99%        2.66%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           11.83%       11.92%       11.73%        9.87%        9.98%
                                                              =========    =========    =========    =========    =========

Leverage:       Amount of borrowings (in thousands)           $ 127,600    $ 141,200    $ 127,000    $ 199,000    $ 181,200
                                                              =========    =========    =========    =========    =========
                Average amount of borrowings outstanding
                during the year (in thousands)                $ 128,203    $ 146,163    $ 175,899    $ 174,240    $ 149,166
                                                              =========    =========    =========    =========    =========
                Average amount of borrowings outstanding
                per share during the year                     $    2.37    $    2.71    $    3.26    $    3.26    $    2.85
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 293,988    $ 357,345    $ 406,045    $ 452,559    $ 496,477
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               47.93%       30.15%       46.11%       68.52%       58.60%
                                                              =========    =========    =========    =========    =========


*Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Senior High Income Portfolio, Inc., February 28, 2002


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $166,396 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 28, 2002, the Fund reimbursed FAM
$12,529 for certain accounting services.

During the year ended February 28, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, $1,661 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.



Senior High Income Portfolio, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2002 were $210,422,082 and $234,756,070, respectively.

Net realized losses for the year ended February 28, 2002 and net unrealized losses as of February 28, 2002 were as follows:


                                       Realized        Unrealized
                                        Losses           Losses

Long-term investments             $ (62,079,579)     $ (86,692,473)
Unfunded corporate loans                      --            (3,356)
                                  --------------     --------------
Total                             $ (62,079,579)     $ (86,695,829)
                                  ==============     ==============


As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $86,714,509, of which $6,971,474 related to appreciated securities and $93,685,983 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $500,068,403.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended February 28, 2002 and February 28, 2001 increased by 459,354 and 67,125, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of February 28, 2002, the Fund had unfunded loan commitments of $1,230,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                     $297
Classic Cable Inc.                      933


6. Short-Term Borrowings:
On June 1, 2001, the Fund renewed its $190,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes.

For the year ended February 28, 2002 the average amount borrowed was approximately $128,203,000 and the daily weighted average interest rate was 3.80%.


7. Distributions to Shareholders:
On March 7, 2002, an ordinary income dividend of $.053765 was declared. The dividend was paid on March 29, 2002, to shareholders of record on March 18, 2002.


The tax character of distributions paid during the fiscal years ended February 28, 2002 and February 28, 2001 was as follows:


                                     2/28/2002           2/28/2001
Distributions paid from:
   Ordinary income                $   38,498,128     $   45,300,420
                                  --------------     --------------
Total taxable distributions       $   38,498,128     $   45,300,420
                                  ==============     ==============


As of February 28, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $      3,774,225
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                         3,774,225
Capital loss carryforward                            (117,544,395)*
Unrealized losses--net                              (102,225,591)**
                                                   ----------------
Total accumulated losses--net                      $  (215,995,761)
                                                   ================


*On February 28, 2002, the Fund had a net capital loss carryforward of approximately $117,544,395, of which $7,097,962 expires in 2003; $12,057,150 expires in 2004; $733,844 expires in 2005; $4,282,847 expires in 2007; $12,755,214 expires in 2008; $25,658,795 expires in
2009 and $54,958,583 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to distributions applicable to 2002 for tax purposes, the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.



Senior High Income Portfolio, Inc., February 28, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2002 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 2002, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
April 16, 2002



Senior High Income Portfolio, Inc., February 28, 2002


OFFICERS AND DIRECTORS

                                                                                             Number of
                                                                                             Portfolios      Other
                                                                                              in Fund      Director-
                      Position(s)    Length                                                   Complex        ships
                          Held       of Time                                                Overseen by     Held by
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years     Director      Director

Interested Director
Terry K. Glenn*          President   1999 to  Chairman Americas Region since 2001, and           196         None
800 Scudders Mill Road   and         present  Executive Vice President since 1983 of Fund
Plainsboro, NJ 08536     Director             Asset Management, L.P. ("FAM") and Merrill
Age: 61                                       Lynch Investment Managers, L.P. ("MLIM");
                                              President of Merrill Lynch Mutual Funds since
                                              1999; President of FAM Distributors, Inc.
                                              ("FAMD") since 1986 and Director thereof
                                              since 1991; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993; President
                                              of Princeton Administrators, L.P. since 1988;
                                              Director of Financial Data Services, Inc.,
                                              since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                             Number of
                                                                                             Portfolios      Other
                                                                                              in Fund      Director-
                      Position(s)    Length                                                   Complex        ships
                          Held       of Time                                                Overseen by     Held by
Name, Address & Age    with Fund     Served*  Principal Occupation(s) During Past 5 Years     Director      Director

Independent Directors
Ronald W. Forbes         Director    1977 to  Professor Emeritus of Finance, School of           57          None
1400 Washington Ave.                 present  Business, State University of New York at
Albany, NY 12222                              Albany since 2000; and Professor thereof
Age: 61                                       from 1989 to 2000.


Cynthia A. Montgomery    Director    1995 to  Professor, Harvard Business School since 1989.     57          Unum-
Harvard Business School              present                                                                 Provident
Soldiers Field Road                                                                                          Corporation;
Boston, MA 02163                                                                                             Newell
Age: 49                                                                                                      Rubbermaid
                                                                                                             Inc.


Charles C. Reilly        Director    1990 to  Self-employed financial consultant since 1990.     57          None
9 Hampton Harbor Road                present
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan            Director    1992 to  Founder and currently Director Emeritus of         57          Charter
127 Commonwealth Ave.                present  the Boston University Center for the                           Education
Chestnut Hill, MA 02467                       Advancement of Ethics and Character and                        Partnership;
Age: 69                                       Director thereof from 1989 to 1999;                            Council for
                                              Professor from 1982 to 1999 at Boston                          Ethical and
                                              University.                                                    Spiritual
                                                                                                             Education


Roscoe S. Suddarth       Director    2000 to  Former President, Middle East Institute from       57          None
7403 MacKenzie Court                 present  1995 to 2001.
Bethesda, MD 20817
Age: 66



Senior High Income Portfolio, Inc., February 28, 2002


OFFICERS AND DIRECTORS (concluded)

                                                                                             Number of
                                                                                             Portfolios      Other
                                                                                              in Fund      Director-
                      Position(s)    Length                                                   Complex        ships
                          Held       of Time                                                Overseen by     Held by
Name, Address & Age    with Fund     Served*  Principal Occupation(s) During Past 5 Years     Director      Director

Independent Directors (concluded)
Richard R. West          Director    1978 to  Professor of Finance since 1984, and               70          Bowne &
Box 604                              present  currently Dean Emeritus of New York                            Co., Inc.;
Genoa, NV 89411                               University Leonard N.Stern School of                           Vornado
Age: 64                                       Business Administration.                                       Realty Trust;
                                                                                                             Alexander's
                                                                                                             Inc.


Edward D. Zinbarg        Director    1994 to  Self-employed financial consultant since 1994.     57          None
5 Hardwell Road                      present
Short Hills, NJ 07078-2117
Age: 67


*The Director's term is unlimited.



                        Position(s)    Length
                            Held       of Time
Name, Address & Age      with Fund     Served*    Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C. Burke          Vice          Vice       First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011            President     President  thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,               and           since      Services since 1999; Vice President of FAMD since 1999; Vice President
NJ 08543-9011            Treasurer     1993 and   of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since
Age: 41                                Treasurer  1990.
                                       since
                                       1999


Kevin Booth              Vice          2001 to    Director of MLIM since 1998; Vice President of MLIM since 1991.
P.O. Box 9011            President     present
Princeton,               and
NJ 08543-9011            Portfolio
Age: 46                  Manager


Joseph P. Matteo         Vice          2001 to    Director of MLIM since 2001; Vice President of MLIM since 1997;
P.O. Box 9011            President     present    Vice President at The Bank of New York from 1994 to 1997.
Princeton,               and
NJ 08543-9011            Portfolio
Age: 37                  Manager


Bradley J. Lucido        Secretary     1999 to    Director of MLIM since 2002; Vice President of MLIM since 1999;
P.O. Box 9011                          present    Attorney associated with MLIM since 1995; Attorney in private
Princeton, NJ 08543-9011                          practice from 1991 to 1995.
Age: 36


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286



NYSE Symbol
ARK